                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

    CHECK THE APPROPRIATE BOX:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                         MFS INTERMEDIATE INCOME TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

     $125  per Exchange  Act Rules  0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2) or
/X/  Item 22(a)(2)
     of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

--------------------------------------------------------------------------------

              MFS-Registered Trademark- INTERMEDIATE INCOME TRUST
                500 Boylston Street, Boston, Massachusetts 02116


               Notice of the 1995 Annual Meeting of Shareholders


                         To be held on October 26, 1995



The 1995 Annual Meeting of Shareholders of MFS-Registered Trademark-Intermediate Income Trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. on Thursday, October 26, 1995, for the following purposes:



ITEM 1. To elect A. Keith Brodkin, Richard B. Bailey, Lawrence H. Cohn, Abby M. O'Neill, J. Dale Sherratt and Ward Smith as Trustees of the Trust.



ITEM 2. To ratify or reject the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1995.



ITEM 3. To transact such other business as may come before the Meeting and any adjournments thereof.



          YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.



Only shareholders of record on August 28, 1995 will be entitled to vote at the Annual Meeting of Shareholders.


                                           STEPHEN E. CAVAN, Secretary and Clerk


September 8, 1995



YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

              MFS-Registered Trademark- INTERMEDIATE INCOME TRUST

                                Proxy Statement


This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS-Registered Trademark-Intermediate Income Trust (the "Trust") to be used at the 1995 Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m. Thursday, October 26, 1995, at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, State Street Bank and Trust Company, P.O. Box 592, Boston, Massachusetts 02102, or delivered at the Meeting. On August 28, 1995, there were outstanding 159,606,015.532 shares of the Trust. Shareholders of record at the close of business on August 28, 1995 will be entitled to one vote for each share held.



The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about September 8, 1995. A copy of the Trust's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report may be obtained without charge by contacting MFS Service Center, Inc., the Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 9024, Boston, MA 02205-9824, or by telephone toll-free at (800) 637-2304.


ITEM 1--ELECTION OF TRUSTEES


Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of A. Keith Brodkin, Richard B. Bailey, Lawrence H. Cohn, Abby M. O'Neill, J. Dale Sherratt and Ward Smith as Trustees of the class whose term will expire at the 1998 Annual Meeting of Shareholders (or special meeting in lieu thereof). Messrs. Brodkin, Bailey, Cohn, Sherratt and Smith and Ms. O'Neill are presently Trustees of the Trust.



The following table presents certain information regarding the Trustees of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that he is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust's investment adviser and that he has been affiliated with the investment adviser for more than five years.



                                                                                         Shares of
                                                                                        Trust Owned
                                                                                       Beneficially
                                                                                           as of         Percent
Name, Age, Position with Trust, Principal Occupation        First Became    Term        August 23,          of
and Other Directorships(1)                                   a Trustee    Expiring        1995(2)        Class(3)
----------------------------------------------------------  ------------  ---------  -----------------  ----------
A. KEITH BRODKIN*, 60, Chairman, President and Trustee;
  Massachusetts Financial Services Company, Chairman,
  Chief Executive Officer and Chief Investment Officer.         1990        1995            851.048        .0005%
RICHARD B. BAILEY*, 68, Trustee; Private Investor;
  Massachusetts Financial Services Company, former
  Chairman and Director (prior to September 30, 1991);
  Cambridge Bancorp, Director; Cambridge Trust Company,
  Director.                                                     1988        1995            163            .0001%

                                                                                         Shares of
                                                                                        Trust Owned
                                                                                       Beneficially
                                                                                           as of         Percent
Name, Age, Position with Trust, Principal Occupation        First Became    Term        August 23,          of
and Other Directorships(1)                                   a Trustee    Expiring        1995(2)        Class(3)
----------------------------------------------------------  ------------  ---------  -----------------  ----------
MARSHALL N. COHAN, 68, Trustee; Private Investor.               1988        1996              0                0%
LAWRENCE H. COHN, M.D., 58, Trustee; Brigham and Women's
  Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery.                                 1993        1995              0                0%
THE HON. SIR J. DAVID GIBBONS, KBE, 68, Trustee; Edmund
  Gibbons Limited, Chief Executive Officer; The Bank of
  N.T. Butterfield & Son Ltd., Chairman.                        1988        1996              0                0%
ABBY M. O'NEILL, 67, Trustee; Private Investor;
  Rockefeller Financial Services, Inc. (investment
  advisers), Director.                                          1992        1995              0                0%
WALTER E. ROBB, III, 69, Trustee; Benchmark Advisors, Inc.
  (corporate financial consultants), President and
  Treasurer; Landmark Funds, (mutual funds), Trustee.           1988        1997          1,077.249        .0007%
ARNOLD D. SCOTT*, 52, Trustee; Massachusetts Financial
  Services Company, Senior Executive Vice President,
  Director and Secretary.                                       1993        1997            250            .0002%
JEFFREY L. SHAMES*, 40, Trustee; Massachusetts Financial
  Services Company, President and Director.                     1993        1997              0                0%
J. DALE SHERRATT, 56, Trustee; Insight Resources, Inc.
  (acquisition planning specialists), President; Health
  Industry Manufacturers Association, Director.                 1993        1995              0                0%
WARD SMITH, 64, Trustee; NACCO Industries (holding
  company), Chairman and Director (prior to June 1994);
  Sunstrand Corporation (diversified mechanical
  manufacturer), Director; Society Corporation (bank
  holding company), Director (prior to April 1992);
  Society National Bank (commercial bank), Director (prior
  to April 1992).                                               1992        1995              0                0%
All Trustees and officers as a group                                                      2,341.297        .0015%

--------------------------
(1) Directorships or Trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC") (I.E., "public companies").
(2) Numbers are approximate and include, where applicable, shares owned by a Trustee's or officer's spouse or minor children or shares which were otherwise reported by the Trustee or officer as "beneficially owned" in light of pertinent SEC rules.
(3) Percentage of shares outstanding on August 23, 1995. All shares are held with sole voting and investment power, except to the extent that such powers may be shared by a family member or a trustee of a family trust.

All Trustees serve as Trustees of 36 funds within the MFS fund complex advised by Massachusetts Financial Services Company ("MFS" or the "Adviser"), investment adviser to the Trust. Mr. Bailey and Mr. Brodkin, who serve as Trustees of 56 funds and 72 funds, respectively, within the MFS fund complex, are also directors of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS. Messrs. Brodkin, Scott and Shames are "interested persons" of MFS because each person is an officer and director of MFS. Mr. Bailey is considered an "interested person" of MFS because he is a director of Sun Life of Canada (U.S.).



The Trust pays each Trustee who is not an officer of the Adviser a fee of $12,500 per year, plus $500 per meeting and committee meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. In addition, each Trustee, other than Messrs. Brodkin, Scott and Shames, will be entitled to receive certain benefits pursuant to the Trust's retirement plan. Under this plan, each such Trustee (or his beneficiaries) will be entitled to receive an annual retirement or death benefit in an amount of up to 50% of such Trustee's average annual compensation, depending on the Trustee's length of service. Set forth in Appendix A hereto is certain information concerning the cash compensation paid to non-interested Trustees and Mr. Bailey and benefits accrued, and estimated benefits payable, under the retirement plan.



The Board of Trustees of the Trust met 7 times during its last fiscal year. The Board has a standing Audit Committee, composed of Messrs. Cohan, Robb, Sherratt and Smith, which met 4 times during the Trust's last fiscal year, to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent public accountants for the Trust, to approve all significant services proposed to be performed by its independent public accountants and to consider the possible effect of such services on their independence. The Board has created a standing Nominating Committee, composed of Ms. O'Neill and Messrs. Cohan, Cohn, Gibbons, Robb, Sherratt and Smith, who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust or the Adviser, to meet as necessary and recommend to the Board nominees for election as Trustees of the Trust. The Nominating Committee did not meet during the Trust's last fiscal year. The Nominating Committee has not adopted a policy regarding shareholder recommendations as to nominees.



Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of the Trust and MFS, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. The Trust believes that during the fiscal year ended October 31, 1994 all such persons complied with all such filing requirements.



Required Vote.   Approval of  this matter  as to  any nominee  will require  the affirmative vote of a plurality of the Trust's outstanding shares voting at the Meeting in person or by proxy.



ITEM 2--RATIFICATION OR REJECTION OF SELECTION OF ACCOUNTANTS


It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Deloitte & Touche LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC and to provide certain other tax-related services (such as tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC) in respect of all or any part of the fiscal year ending October 31, 1995. Deloitte & Touche LLP has no direct or material indirect interest in the Trust. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will have an opportunity to make a statement if he desires to do so. Such representative is also expected to be available to respond to appropriate questions.



Required Vote. Ratification of this matter will require the affirmative vote of a majority of the Trust's outstanding shares voting at the Meeting on this matter in person or by proxy.

Investment Adviser


The Trust engages as its investment adviser MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.


MANNER OF VOTING PROXIES


All proxies received by the management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted for the election of Messrs. Brodkin, Bailey, Cohn, Sherratt and Smith and Ms. O'Neill as Trustees of the Trust (if still available for election) and ratification of the selection of Deloitte & Touche LLP as independent public accountants.



All proxies voted, including proxies that reflect (i) broker non-votes (if a broker has voted on any item before the Meeting), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted toward establishing a quorum. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. With respect to the election of Trustees and the ratification of public accountants, neither withholding authority to vote nor abstentions nor broker non-votes have any effect on the outcome of the voting on the matter.



The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.



SUBMISSION OF PROPOSALS



Proposals of shareholders which are intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Trust on or prior to May 11, 1996.


ADDITIONAL INFORMATION


To obtain the necessary representation at the Meeting, solicitations may be made by mail, telephone or interview by Corporate Investor Communications, Inc. ("CIC") or its agents, as well as by officers of the Trust, employees of the Adviser and securities dealers by whom shares of the Trust have been sold. It is anticipated that the total cost of any such solicitations, if made by CIC or its agents, would be approximately $11,500.00 plus out-of-pocket expenses, and if made by any other party, would be nominal.


The expense of solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Notice and Proxy Statement, will be borne by the Trust.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY


September 8, 1995                                  MFS INTERMEDIATE INCOME TRUST

                                                                      Appendix A



                           TRUSTEE COMPENSATION TABLE



                                                                          Retirement
                                                                            Benefit                             Total Trustee
                                                                        Accrued as part        Estimated             Fees
                                                        Trustee Fees          of            Credited Years      from Trust and
Trustee                                                from Trust(1)   Trust Expense(1)      of Service(2)     Fund Complex(3)
-----------------------------------------------------  --------------  -----------------  -------------------  ----------------
Richard B. Bailey....................................    $   19,583        $   3,038                  10          $  226,221
Marshall N. Cohan....................................        21,083            7,700                  14             147,274
Dr. Lawrence Cohn....................................        20,083              950                  18             133,524
Sir J. David Gibbons.................................        20,083            6,100                  13             132,024
Abby M. O'Neill......................................        19,583            2,000                  10             125,924
Walter E. Robb, III..................................        21,083            7,700                  14             147,274
J. Dale Sherratt.....................................        21,083            1,000                  20             147,274
Ward Smith...........................................        21,083            2,200                  13             147,274

--------------------------
(1)  For fiscal year ended October 31, 1994
(2)  Based on normal retirement age of 75
(3) For calendar year 1994. All Trustees served as Trustees of 36 funds within the MFS fund complex (having aggregate net assets at December 31, 1994, of approximately $9.7 billion) except Mr. Bailey, who served as Trustee of 56 funds within the MFS fund complex (having aggregate net assets at December 31, 1994 of approximately $24.5 billion).



       ESTIMATED ANNUAL BENEFITS PAYABLE BY THE TRUST UPON RETIREMENT (4)



 Average                 Years of Service
 Trustee   --------------------------------------------
  Fees         3          5          7      10 or more
---------  ---------  ---------  ---------  -----------
$  18,000  $   2,700  $   4,500  $   6,300   $   9,000
   19,000      2,850      4,750      6,650       9,500
   20,000      3,000      5,000      7,000      10,000
   21,000      3,150      5,250      7,350      10,500
   22,000      3,300      5,500      7,700      11,000
   23,000      3,450      5,750      8,050      11,500

--------------------------
(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

                     MFS-Registered Trademark- INTERMEDIATE
                                  INCOME TRUST
                              500 Boylston Street
                          Boston, Massachusetts 02116

                                Proxy Statement


                          For the 1995 Annual Meeting
                         of Shareholders to be held on
                                October 26, 1995


                     MFS-Registered Trademark- INTERMEDIATE
                                  INCOME TRUST
                500 Boylston Street, Boston, Massachusetts 02116

       P R O X Y

         THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF
                  MFS-Registered Trademark- INTERMEDIATE INCOME TRUST


            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 26, 1995



           The undersigned hereby appoints JAMES R. BORDEWICK, JR., A. KEITH BRODKIN, STEPHEN E. CAVAN and W. THOMAS LONDON, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1995 Annual Meeting of Shareholders of MFS INTERMEDIATE INCOME TRUST, to be held at 500 Boylston Street, Boston, Massachusetts, on Thursday, October 26, 1995, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement:



 1.  ELECTION OF TRUSTEES.
     Nominees: A. Keith Brodkin, Richard B. Bailey, Lawrence H. Cohn, Abby M. O'Neill, J. Dale Sherratt and Ward Smith.
     / / VOTE FOR all nominees listed,    / / VOTE WITHHELD from all nominees.
     except as marked to the contrary
         above (if any).
  (to withhold your vote for any nominee, strike a line through the nominee's name above)
 2.  RATIFICATION OR REJECTION OF         FOR / /   AGAINST / /   ABSTAIN / /
     SELECTION OF ACCOUNTANTS.
                   (To Be Dated and Signed on Reverse Side)



        Account Number          Number of Shares          Proxy Number


       WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                                           Dated _________________________, 1995
                                                 (Please date this Proxy)
                                           _____________________________________
                                                       (Signature)
                                           _____________________________________
                                                       (Signature)


                                          Please sign this proxy exactly as your
                                          name  or names  appear at  left. Joint
                                          owners should  each  sign  personally.
                                          Trustees  and other fiduciaries should
                                          indicate the  capacity in  which  they
                                          sign,  and  where more  than  one name
                                          appears, a  majority must  sign. If  a
                                          corporation,  this signature should be
                                          that  of  an  authorized  officer  who
                                          should state his or her title.



                                                 PLEASE VOTE AND SIGN AND RETURN
                                           PROMPTLY
                                                   IN ENCLOSED ENVELOPE.


                                               PLEASE DO NOT FOLD, STAPLE OR
                                                         MUTILATE